                                                                    EXHIBIT 23-3













INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-63370 on Form S-3 of Michigan Consolidated Gas Company, of our report dated February 11, 2003 (March 12, 2003 as to Note 17), appearing in the Annual Report on Form 10-K of Michigan Consolidated Gas Company for the year ended December 31, 2002.




Detroit, Michigan
March 20, 2003